NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Blueprint® Aggressive Fund
NVIT Blueprint® Moderately Aggressive Fund
NVIT Blueprint® Capital Appreciation Fund
NVIT Blueprint® Moderate Fund
NVIT Blueprint® Balanced Fund
NVIT Blueprint® Moderately Conservative Fund
NVIT Blueprint® Conservative Fund

Supplement dated August 22, 2025
to the Prospectus dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The section entitled “How the Funds Invest: The Underlying Funds” that begins on page 45 of the Prospectus is supplemented with the following:

ASSET CLASS	UNDERLYING INVESTMENTS
Large-Cap Stocks	Nationwide Large Cap Equity Portfolio. This Underlying Fund seeks long-term growth of capital by taking long and short positions in stocks of U.S. companies.

2.	The section entitled “Appendix: U.S. Stocks” that begins on page 73 of the Prospectus is supplemented with the following:

NATIONWIDE LARGE CAP EQUITY PORTFOLIO seeks long-term growth of capital by taking long and short positions in a broadly diversified portfolio of equity investments in U.S. companies. The Fund will target approximately 30% of its equity exposure in short positions (i.e., stocks that the subadviser deems unattractive) and approximately 130% of the Fund’s equity exposure will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund intends to gain its short equity exposure entirely through the use of total return swap contracts and its long equity exposure through the use of total return swaps and/or by investing directly in stocks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE